                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 30, 1996
                                                  -------------------
                                                  (October 28, 1996)

                           Law Companies Group, Inc.
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             (Exact name of registrant as specified in its charter)


   Georgia                        0-19239                       58-0537111
-----------------           ------------------            --------------------
(State or other              (Commission File                (IRS Employer
jurisdiction of                   Number)                  Identification No.
incorporation)


  114 Townpark Drive, Suite 500, Kennesaw, Georgia       30144
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (770) 421-3400
                                                     --------------


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         (Former name or former address, if changed since last report)



                            Exhibit Index at Page 4

                                  PAGE 1 0F 6
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Item 5.  Other Events.
         ------------

  Law Companies Group, Inc. (the "Company") has entered into a preliminary agreement to merge with PSI Holdings, Inc. ("PSI"), a Delaware corporation controlled by Bain Capital, Inc. ("Bain"). There can be no assurance that the Company will be able to reach a binding agreement of merger with PSI to allow consummation of the proposed merger. Bain has issued a press release attached hereto as Exhibit 99.1 and the Company has issued a letter to employees attached hereto as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

  (a)  Financial statements of businesses acquired.

       Not Applicable.

  (b)  Pro forma financial information.

       Not Applicable.

  (c)  Exhibits

       99.1  --  Press Release issued October 28, 1996

       99.2  --  Letter to Employees dated October 28, 1996

                                       2
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LAW COMPANIES GROUP, INC.



                              By: /s/ BRUCE C. COLES
                                  -------------------------------------------
                                    Bruce C. Coles
                                    Chairman of the Board of Directors, Chief
                                    Executive Officer and President

Date:  October 30, 1996

                                       3
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                                 Exhibit Index



Exhibit No.           Description of Exhibits                         Page
-----------           -----------------------                         ----
99.1   --      Press Release issued October 28, 1996                    5
99.2   --      Letter to Employees dated October 28, 1996               6


                                       4